SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2001


                         EMERGENT FINANCIAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-25521                88-0407331
(State  or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of  Incorporation)                                      Identification  No.)

               3125 Sterling Circle, suite 100, Boulder, CO 80301 (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 544-0044

Item  2.  Other  Events.

     On September 26, 2001, Emergent Financial Group, Inc. ("Emergent") consummated its acquisition of KeyCom, Inc. ("KeyCom") pursuant to the terms of the previously reported Agreement and Plan of Reorganization, dated as of July 19, 2001 (the "Merger Agreement"), among Emergent, KeyCom and KeyCom Holding Corporation, a wholly owned subsidiary of Emergent ("KeyCom Holding"), as previously Filed with the Securities and Exchange Commission in the company's form 8K dated October 11, 2001.

          Attached are the audited financial statements for Keycom, Inc. for 1999 and 2000 and incorporated by reference are the combined financial statements for Keycom and Emergent for the quarterly period ending September 30, 2001 as filed with the SEC on 10Q-SB on November 19, 2001.

          99.1  Audited Financial Statements,   dated  May 31,  2001,  for the
twelve month periods ending October 31, 1999 and October 31, 2000 for KeyCom,
Inc.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 12, 2001

                                    EMERGENT  FINANCIAL  GROUP,  INC.


                                    By:    /s/  Jason  Galanis
                                    Name:  Jason  Galanis
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number Description
Number

          99.1 Audited Financial Statement, dated May 31, 2001, for the periods ending October 31, 1999 and October 31, 2000 for KeyCom, Inc.


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